UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 3, 2015
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EZCORP, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1901 Capital Parkway, Austin, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 — Changes in Registrant's Certifying Accountant
As reported in the Company's Current Report on Form 8-K dated December 15, 2014, the Audit Committee has selected and appointed BDO USA, LLP ("BDO") to serve as the Company's independent registered public accounting firm for fiscal 2015. On February 3, 2015, the Company entered into an engagement letter formalizing the terms BDO's engagement.
During the fiscal years ended September 30, 2014 and September 30, 2013, and the subsequent interim period through December 19, 2014, neither the Company nor anyone acting on the Company's behalf consulted with BDO with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues or (ii) any matter that was either the subject of a "disagreement" or "reportable event" (as those terms are defined in Item 304(a)(1) of Regulation S-K).
Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) (c)	On February 3, 2015, the Board of Directors approved the following realignment of the Company's executive management, effective immediately:

•	Stuart I. Grimshaw was named Chief Executive Officer (principal executive officer). Mr. Grimshaw had been Executive Chairman of the Board.

•	Lachlan P. Given was named Executive Chairman of the Board. Mr. Given had been Executive Vice Chairman of the Board.

•
Mark E. Kuchenrither was named President and Chief Operating Officer. Mr. Kuchenrither had been President and Chief Executive Officer. Mr. Kuchenrither will continue to serve as Chief Financial Officer (principal financial officer) until the company hires a new Chief Financial Officer. In his new position, Mr. Kuchenrither will no longer be a member of the Board of Directors, leaving the Board with two executive directors and six non-executive directors.

Item 9.01 — Financial Statements and Exhibits
(d) Exhibits.

99.1	Press Release dated February 4, 2015, announcing the realignment of the Company's executive management
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date:	February 4, 2015	By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr.
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated February 4, 2015, announcing the realignment of the Company's executive management